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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                  May 22, 1997
                                  ------------


                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


      Delaware                 33-80837                    75-2655744
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   (State or other        (Commission File         (IRS Employer  Identification
   jurisdiction of             Number)                       Number)
   incorporation)


            225 E. John Carpenter Freeway, Irving, Texas 75062-2731
            --------------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code  (972) 506-5026
                                                    --------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 5. Other Events

         This Current Report on Form 8-K is being filed to report the issuance by NationsCredit Grantor Trust 1997-1 (the "Trust") of $181,781,125.63 in aggregate principal amount of its 6.75% Marine Receivable-Backed Certificates (the "Certificates") on May 22, 1997. Bankers Trust Company, a New York banking corporation, is acting as Trustee and Collateral Agent (the "Trustee") with respect to the Certificates pursuant to a Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto), dated as of April 30, 1997 (the "Pooling and Servicing Agreement"), among NationsCredit Securitization Corporation, as depositor (the "Depositor"), NationsCredit Commercial Corporation of America, as servicer (the "Servicer") and the Trustee. Capitalized terms used herein, but not otherwise defined herein, shall have the meaning assigned to such terms in the Pooling and Servicing Agreement. Pursuant to an Underwriting Agreement dated May 15, 1997 (the "Underwriting Agreement") by and between the Depositor and NationsBanc Capital Markets, Inc., as representative of the underwriters named therein (the "Underwriter"), the Underwriter purchased the Certificates from the Depositor.

         This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Purchase Agreement and the Assignment Agreement.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

        Exhibit No.
        -----------

            1.1      Underwriting Agreement
            4.1      Pooling and Servicing Agreement
            4.2      Purchase Agreement
            4.3      Assignment Agreement


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
                                  (Registrant)


                                  By:  NationsCredit Commercial
                                       -----------------------------------
                                       Corporation of America, as Servicer
                                       of NationsCredit Grantor Trust
                                       1997-1


    Date:  June 4, 1997           By:  /s/ Lawrence Angelilli
                                       -----------------------------------
                                       Name:  Lawrence Angelilli
                                       Title: Vice President



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EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

1.1                        Underwriting Agreement
4.1                        Pooling and Servicing Agreement
4.2                        Purchase Agreement
4.3                        Assignment Agreement





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